________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 2000
                            (NOVEMBER 20, 2000)

                              -------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  000-23709                                  13-3870996
          (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

  450 WEST 33RD STREET, NEW YORK, NEW YORK                       10001
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

    On November 20, 2000, DoubleClick Inc. issued a press release announcing executive promotions.

    A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


   EXHIBIT NUMBER
   --------------
   99.1     Press Release issued on November 20, 2000 announcing executive promotions.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DOUBLECLICK INC.
                                 .....................................
                                 (Registrant)

                                  By: /s/ Elizabeth Wang
                                      .................................
                                      Name: Elizabeth Wang
                                      Title: Vice President and General Counsel


Dated: November 29, 2000

                            STATEMENT OF DIFFERENCES



The copyright symbol shall be expressed as..................................'c'


  EXHIBIT                    EXHIBIT INDEX
  -------                    -------------
   99.1     Press Release issued on November 20, 2000 announcing executive promotions.